                                                                    Exhibit 24.1


                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the Company), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     - To sign and file with the Securities and Exchange Commission the Registration Statement of the Company on Form SB-2 (the Registration Statement), for registration under the Securities Act of 1933, as amended, the sale by certain stockholders of the Company of up to 11,800,563 shares of common stock, $0.001 par value, of the Company related to the Company's acquisition of Cardiosonix, Ltd. (formerly Biosonix, Ltd.), and any amendments, including post-effective amendments, or supplements to, the Registration Statement; and

     - To do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises in connection with the filing of the Registration Statement as fully as the undersigned could or might do in person, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of March, 2002.




                                        /s/ Rueven Avital
                                        ---------------------------------------
                                        Rueven Avital

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the Company), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     - To sign and file with the Securities and Exchange Commission the Registration Statement of the Company on Form SB-2 (the Registration Statement), for registration under the Securities Act of 1933, as amended, the sale by certain stockholders of the Company of up to 11,800,563 shares of common stock, $0.001 par value, of the Company related to the Company's acquisition of Cardiosonix, Ltd. (formerly Biosonix, Ltd.), and any amendments, including post-effective amendments, or supplements to, the Registration Statement; and

     - To do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises in connection with the filing of the Registration Statement as fully as the undersigned could or might do in person, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 2002.




                                        /s/ David C. Bupp
                                        ---------------------------------------
                                        David C. Bupp

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the Company), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     - To sign and file with the Securities and Exchange Commission the Registration Statement of the Company on Form SB-2 (the Registration Statement), for registration under the Securities Act of 1933, as amended, the sale by certain stockholders of the Company of up to 11,800,563 shares of common stock, $0.001 par value, of the Company related to the Company's acquisition of Cardiosonix, Ltd. (formerly Biosonix, Ltd.), and any amendments, including post-effective amendments, or supplements to, the Registration Statement; and

     - To do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises in connection with the filing of the Registration Statement as fully as the undersigned could or might do in person, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 2002.




                                        /s/ John S. Christie
                                        ---------------------------------------
                                         John S. Christie

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the Company), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     - To sign and file with the Securities and Exchange Commission the Registration Statement of the Company on Form SB-2 (the Registration Statement), for registration under the Securities Act of 1933, as amended, the sale by certain stockholders of the Company of up to 11,800,563 shares of common stock, $0.001 par value, of the Company related to the Company's acquisition of Cardiosonix, Ltd. (formerly Biosonix, Ltd.), and any amendments, including post-effective amendments, or supplements to, the Registration Statement; and

     - To do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises in connection with the filing of the Registration Statement as fully as the undersigned could or might do in person, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of March, 2002.




                                        /s/ Nancy E. Katz
                                        ---------------------------------------
                                        Nancy E. Katz

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the Company), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     - To sign and file with the Securities and Exchange Commission the Registration Statement of the Company on Form SB-2 (the Registration Statement), for registration under the Securities Act of 1933, as amended, the sale by certain stockholders of the Company of up to 11,800,563 shares of common stock, $0.001 par value, of the Company related to the Company's acquisition of Cardiosonix, Ltd. (formerly Biosonix, Ltd.), and any amendments, including post-effective amendments, or supplements to, the Registration Statement; and

     - To do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises in connection with the filing of the Registration Statement as fully as the undersigned could or might do in person, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 2002.




                                        /s/ Julius R. Krevans
                                        ----------------------------------------
                                        Julius R. Krevans

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the Company), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     - To sign and file with the Securities and Exchange Commission the Registration Statement of the Company on Form SB-2 (the Registration Statement), for registration under the Securities Act of 1933, as amended, the sale by certain stockholders of the Company of up to 11,800,563 shares of common stock, $0.001 par value, of the Company related to the Company's acquisition of Cardiosonix, Ltd. (formerly Biosonix, Ltd.), and any amendments, including post-effective amendments, or supplements to, the Registration Statement; and

     - To do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises in connection with the filing of the Registration Statement as fully as the undersigned could or might do in person, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 2002.




                                        /s/ Brent L. Larson
                                        ---------------------------------------
                                        Brent L. Larson

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the Company), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     - To sign and file with the Securities and Exchange Commission the Registration Statement of the Company on Form SB-2 (the Registration Statement), for registration under the Securities Act of 1933, as amended, the sale by certain stockholders of the Company of up to 11,800,563 shares of common stock, $0.001 par value, of the Company related to the Company's acquisition of Cardiosonix, Ltd. (formerly Biosonix, Ltd.), and any amendments, including post-effective amendments, or supplements to, the Registration Statement; and

     - To do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises in connection with the filing of the Registration Statement as fully as the undersigned could or might do in person, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of June, 2002.




                                        /s/ Dan Manor
                                        ----------------------------------------
                                        Dan Manor

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the Company), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     - To sign and file with the Securities and Exchange Commission the Registration Statement of the Company on Form SB-2 (the Registration Statement), for registration under the Securities Act of 1933, as amended, the sale by certain stockholders of the Company of up to 11,800,563 shares of common stock, $0.001 par value, of the Company related to the Company's acquisition of Cardiosonix, Ltd. (formerly Biosonix, Ltd.), and any amendments, including post-effective amendments, or supplements to, the Registration Statement; and

     - To do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises in connection with the filing of the Registration Statement as fully as the undersigned could or might do in person, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 2002.




                                        /s/ Fred B. Miller
                                        ----------------------------------------
                                        Fred B. Miller

                                POWER OF ATTORNEY



The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the Company), does hereby constitute and appoint David C. Bupp and Brent L. Larson to be his or her agents and attorneys in-fact with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     - To sign and file with the Securities and Exchange Commission the Registration Statement of the Company on Form SB-2 (the Registration Statement), for registration under the Securities Act of 1933, as amended, the sale by certain stockholders of the Company of up to 11,800,563 shares of common stock, $0.001 par value, of the Company related to the Company's acquisition of Cardiosonix, Ltd. (formerly Biosonix, Ltd.), and any amendments, including post-effective amendments, or supplements to, the Registration Statement; and

     - To do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises in connection with the filing of the Registration Statement as fully as the undersigned could or might do in person, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of March, 2002.





                                        /s/ Frank J. Whitley, Jr.
                                        ----------------------------------------
                                        Frank J. Whitley, Jr.